                                                                    EXHIBIT 10.7

               AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
               ------------------------------------------------

     This Amendment No. 1 to Registration Rights Agreement, dated as of August 19, 1991, by and between CMI CORPORATION, an Oklahoma corporation (the "Company"), and RECOVERY EQUITY INVESTORS, L.P., a Delaware limited partnership (the "Investor"), is made this 15th day of January, 1993.

     WHEREAS, the parties hereto are parties to that certain Registration Rights Agreement, dated as of August 19, 1991 (the "Registration Rights Agreement");

     WHEREAS, as of the date hereof, the Company is issuing a warrant certificate dated the date hereof to the Investor (the "Warrant Certificate"); and

     WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to redefine the term "Registrable Securities" as used in Section 1 thereof to include equity securities and equity security equivalents issued pursuant to the Warrant Certificate;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Capitalized terms used herein and not otherwise defined herein shall have their respective meanings as set forth in the Registration Rights Agreement.

     2.  The definition of the term "Registrable Securities" contained in
Section 1 of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

     "Registrable Securities" means New Shares and any other Equity Securities or Equity Security Equivalents acquired by the Investor pursuant to the provisions of the Investment Agreement (including, without limitation, any securities acquired pursuant to any exercise by the Investor of its rights under Section 4.2 of the Investment Agreement and Section 3 of the Shareholders Agreement) and any other Equity Securities or Equity Security Equivalents acquired pursuant to any exercise by the Investor (or any of its permitted assignees) of its rights under that certain Warrant Certificate, dated January 15, 1993, granting the Investor the right to purchase up to 450,000 shares of Voting Class A Common Stock, $0.10 par value, of the Company. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act (as defined below) and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by, and in compliance with, the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfers shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding."

     3. Notwithstanding anything to the contrary in the Registration Rights Agreement including, without limitation, Sections 2.1(b), 2.1(f) and 2.2(b), or the Warrant Certificate issued to Larry D. Hartzog ("Hartzog") by the Company on the date hereof (the "Hartzog Warrant") including, without limitation, Sections
10.3 and 10.5 thereof, the Investor and the Company hereby agree that in connection with any registration of securities pursuant to Section 2.1 or
Section 2.2 of the Registration Rights Agreement, Hartzog (and/or any assignee(s) or transferee(s) of Hartzog) shall be entitled to exercise the registration rights granted to Hartzog pursuant to the Hartzog Warrant to register Holder Shares (as such term is defined in the Hartzog Warrant) such that the ratio of the number of Holder Shares to be registered in such registration by Hartzog (and/or any assignee(s) or transferee(s) of Hartzog) to the number of shares of Stock (as such term is defined in the Warrant Certificate issued to the Investor by the Company on January 15, 1993) to be registered by the Investor in such registration is equal to 1:20. Hartzog and his assignee(s) and transferee(s) are specifically made third party beneficiaries of the immediately preceding sentence.

     4. Except as specifically provided herein, the terms and provisions of the Registration Rights Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.


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                                     CMI CORPORATION, an Oklahoma
                                     corporation


                                     By: /s/ Jim D. Holland
                                        ---------------------------------------
                                        Title: /s/ Vice President and Treasurer
                                                -------------------------------

                                     RECOVERY EQUITY INVESTORS, L.P., a
                                     Delaware limited partnership


                                     By: Recovery Equity Partners, L.P., its
                                         general partner


                                     By: /s/ Joseph J. Finn-Egan
                                         ------------------------------------
                                         Joseph J. Finn-Egan, General Partner



                                     By: /s/ Jeffrey A. Lipkin
                                         ------------------------------------
                                         Jeffrey A. Lipkin, General Partner

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